SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K/A



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934









Date of Report (Date of earliest event reported )  October
17,1996







                 CINCINNATI MICROWAVE, INC.

(Exact name of registrant as specified in its charter)











Ohio                            0-13136       31-0903863
(State or other jurisdiction			(Commission			(I.R.S. Employer
 of incorporation)		            File Number)	 Identification No.)



One Microwave Plaza, Cincinnati, Ohio             45249-9502
(Address of principal executive office)		        	(Zip Code)



Registrant's telephone number, including area code
    (513) 489-5400   __



(Former name, former address and former fiscal year, if changed since last report)



Form 8-K/A								Cincinnati Microwave, Inc.

Item 5.   Other Events

Effective October 16, 1996 James L. Jaeger has resigned his position as Chairman of the Board of Directors of Cincinnati Microwave, Inc. and any other positions he holds with the Company and any of it's subsidiaries. Mr. Jaeger has resigned for personal reasons.

The Board of Directors has appointed President and Chief Executive Officer Erika Williams as the acting chairperson.

Form 8-K/A				Cincinnati Microwave, Inc.

Item 7.   Financial Statements and Exhibits

None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 17, 1996


CINCINNATI MICROWAVE, INC.

	By  /s/ Elaine M. Bacon
    		   Elaine M. Bacon

						   Assistant Corporate Secretary